MGD-1 P1, P2, P4

01/14

SUPPLEMENT DATED JANUARY 2, 2014

TO THE PROSPECTUS DATED MAY 1, 2013

OF

MUTUAL GLOBAL DISCOVERY SECURITIES Fund

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. The Fund Details “Management” section disclosure concerning the portfolio management team beginning on page MGD-D8 is revised to read as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities they consider to be undervalued. The portfolio managers of the team are as follows:

PETER A. LANGERMAN Chairman, President and Chief Executive Officer of Franklin Mutual

Mr. Langerman has been a co-lead portfolio manager since 2009. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, he was employed at Heine Securities Corporation, the Funds’ former manager.

PHILIPPE BRUGERE-TRELAT Executive Vice President of Franklin Mutual

Mr. Brugere-Trelat has been a co-lead portfolio manager of the Fund since 2009. He has been a member of the management team of the Fund since 2004, when he rejoined Franklin Templeton Investments. Between 1984 and 1994, he was employed at Heine Securities Corporation, the Funds’ former manager.

TIMOTHY RANKIN, CFA Portfolio Manager of Franklin Mutual

Mr. Rankin has been a portfolio manager of the Fund since 2010 and assumed the duties of co-lead portfolio manager in January 2014. He rejoined Franklin Templeton Investments in June 2010. Prior to rejoining Franklin Templeton Investments, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Previously, he worked at Franklin Templeton Investments from 1997 through 2004.

As co-lead portfolio managers of the Fund, Mr. Langerman, Mr. Brugere-Trelat and Mr. Rankin have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time.

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Please keep this supplement for future reference.